SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) September 30, 1998

                       First Washington Realty Trust, Inc.
                       ___________________________________

             (Exact name of registrant as specified in its charter)


                   Maryland              0-25230          52-1879972
         ____________________________ _____________ ___________________

         (State or other jurisdiction (Commission      (IRS Employer
          of incorporation)           File Number)   Identification No.)

          4350 East-West Highway, Suite 400, Bethesda, Maryland      20814
          _____________________________________________________      _____

                (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code:     301-907-7800
                                                               ____________

                       FIRST WASHINGTON REALTY TRUST, INC.
        ________________________________________________________________

                       SUPPLEMENTAL FINANCIAL INFORMATION
                    FOR THE QUARTER ENDED SEPTEMBER 30, 1998

                               TABLE OF CONTENTS

     PRESS RELEASE..........................................................1

     BALANCE SHEET..........................................................3

     STATEMENT OF OPERATIONS................................................4

     QUARTERLY HISTORY OF NET INCOME........................................5

     KEY STATISTICS.........................................................6

     CAPITAL EXPENDITURES SUMMARY...........................................7

     ANALYSIS OF OUTSTANDING DEBT...........................................8

     CAPITALIZATION TABLE..................................................10

     RECENT ACQUISITIONS...................................................11

     PROPERTY TABLE........................................................12

     TENANT INFORMATION....................................................14

     LEASE EXPIRATION TABLE................................................15

     INVESTOR INFORMATION..................................................16


        ________________________________________________________________

                       4350 East-West Highway, Suite 400
                            Bethesda, Maryland 20814
                                  301-907-7800

FOR IMMEDIATE RELEASE

                       FIRST WASHINGTON REALTY TRUST, INC.
                                    ANNOUNCES
                         THIRD QUARTER OPERATING RESULTS

                  REIT Continues to Post Strong Earnings Growth

     BETHESDA, MD, October 26, 1998 -- First Washington Realty Trust, Inc. (NYSE: FRW; FRW Pr) today announced its third quarter operating results.

         For the quarter ended September 30, 1998, funds from operations (FFO), a standard measure of operating performance for real estate investment trusts, on a fully diluted basis, increased 54.2% to $9.1 million as compared to $5.9 million for the third quarter of 1997. On a per share basis, FFO increased 9.8% to $0.56 as compared to $0.51 for the same period last year. Total revenues for the quarter increased 31.9% to $18.6 million as compared to $14.1 million for the third quarter of 1997. Net income for the third quarter increased 147.6% to $5.2 million, or $0.34 per share, as compared to $2.1 million, or $0.20 per share, for the same period last year.

         In addition, for the first nine months of 1998, the Company reported increases over the same period in 1997 in its overall financial performance: FFO increased 49.4% to $24.8 million [$1.63 per share] from $16.6 million [$1.50 per share]; total revenues increased 35.3% to $53.3 million from $39.4 million; and net income increased 163.0% to $14.2 million [$1.02 per share] from $5.4 million [$0.49 per share].

         Stuart D. Halpert, Chairman, commented: "The 1998 third quarter has been one of continued strong earnings growth for First Washington. Notwithstanding the volitility and uncertainty in the capital markets, First Washington has continued to experience strong property performance at the operating level. The occupancy level for our properties averages 96%, and our portfolio continues to experience year-over-year increases in average rental rates. Moreover, we continue what we think to be a prudent and consistent acquisition program with the purchase of selected neighborhood shopping centers for acquisition prices we believe to be attractive." Since January 1, 1998 First Washington has purchased five neighborhood shopping centers for an aggregate purchase price of approximately $57 million.

         The Board of Directors has declared a quarterly distribution of $0.6094 per share to preferred shareholders for the period August 16, 1998, through November 15, 1998, and a quarterly distribution of $0.4875 per share to common shareholders. The distributions are payable on November 15, 1998, to shareholders of record as of November 1, 1998.

         First Washington Realty Trust, Inc. is a publicly-traded real estate investment trust which owns and operates 52 investment properties. The Company plans to continue its strategy to selectively acquire principally supermarket-anchored neighborhood shopping centers throughout the Mid-Atlantic states, as well as in other metropolitan markets which the Company determines to be both attractive and conveniently accessible.

         Contacts:  Stuart D. Halpert, Chairman - 301/907-7800
                    William J. Wolfe, President and CEO - 301/907-7800
                    James G. Blumenthal, Chief Financial Officer - 301/907-7800

                                  TABLE FOLLOWS

                              FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                             Three Months Ended
                                                                September 30,
                                                             ___________________
Operating Results                                            1998          1997
                                                           ------        -------
Revenues:
         Minimum rents                                    $14,707       $10,984
         Tenant reimbursements                              3,360         2,499
         Percentage rents                                     170           263
         Other income                                         326           370
                                                           ------        -------
                  Total revenues                           18,563        14,116
                                                           ------        -------

Expenses:
         Property operating and maintenance                 4,254         3,452
         General and administrative                           857           611
         Interest                                           4,811         4,747
         Depreciation and amortization                      3,766         2,750
                                                           ------        -------
                  Total expenses                           13,688        11,560
                                                           ------        -------
Income before income from Management Company                4,875         2,556
Gain on sale of property                                      335           -
Income (loss) from Management Company                         (59)           77
                                                           ------        -------
Net income before extraordinary item                       $5,151        $2,633
Extraordinary item-loss on early extinguishment of debt       -            (561)
                                                           ------        -------
Net income before distributions and minority interest  (1) $5,151        $2,072
                                                           ======        =======
Weighted average shares outstanding   (1)                  14,900        10,144
Dilutive effect of stock options                               54            75
                                                           ------        -------
Weighted average shares outstanding - Diluted (1)          14,954        10,219
                                                           ======        =======
Net income per share- Diluted  (1)                          $0.34         $0.20
                                                           ======        =======


(1) Assumes that all outstanding operating partnership units and preferred stock have been converted to common stock equivalents.

                      #                 #                  #

                              FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)


                                                              Nine Months Ended
                                                                September 30,
                                                             ___________________

Operating Results                                            1998          1997
                                                           ------        -------
Revenues:
         Minimum rents                                    $41,689       $30,891
         Tenant reimbursements                              9,847         6,730
         Percentage rents                                     925           836
         Other income                                         854           906
                                                           ------        -------
                  Total revenues                           53,315        39,363
                                                           ------        -------

Expenses:
         Property operating and maintenance                12,838         9,419
         General and administrative                         2,709         2,751
         Interest                                          14,782        13,675
         Depreciation and amortization                     10,687         7,867
                                                           ------        -------
                  Total expenses                           41,016        33,712
                                                           ------        -------
Income before income from Management Company               12,299         5,651
Gain on sale of property                                    2,018            45
Income (loss) from Management Company                         281           376
                                                           ------        -------
Net income before extraordinary item                       14,598         6,072
Extraordinary item-loss on early extinguishment of debt      (358)         (695)
                                                           ------        -------
Net income before distributions and minority interest(1)  $14,240        $5,377
                                                           ======        =======
Weighted average shares outstanding   (1)                  13,834        10,958
Dilutive effect of stock options                               78            65
                                                           ------        -------
Weighted average shares outstanding - Diluted (1)          13,912        11,023
                                                           ======        =======
Net income per share- Diluted  (1)                         $ 1.02        $ 0.49
                                                           ======        =======


(1) Assumes that all outstanding operating partnership units and preferred stock have been converted to common stock equivalents.

                      #                 #                  #

                      FIRST WASHINGTON REALTY TRUST, INC.
                           CONSOLIDATED BALANCE SHEETS
                    (dollars in thousands, except share data)



                                                  September 30,     DECEMBER 31,
                                                       1998            1997
                                                  _____________    _____________
                         ASSETS

Real Estate
         Land                                         $99,557          $89,042
         Building and improvements                    408,567          367,756
                                                      _______          _______
                                                      508,124          456,798
         Accumulated depreciation                     (48,045)         (40,839)
                                                      _______          _______
         Rental properties, net                       460,079          415,959

Cash and equivalents                                    2,868            3,142
Tenant receivables, net                                 7,680            7,274
Deferred financing costs, net                           2,260            2,734
Other assets                                           14,931           10,032
                                                     ________         ________
                  Total assets                       $487,818         $439,141
                                                     ========         ========

                         LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
         Mortgage notes  payable                     $218,296         $212,030
         Exchangeable Debentures                       25,000           25,000
         Accounts payable and accrued expenses          9,920           10,914
                                                      _______          _______
                  Total liabilities                   253,216          247,944

Minority interest                                      52,500           38,255

Stockholder's Equity:
         Convertible preferred stock $.01 par value,
          3,800,000 shares designated; 2,314,189
          shares issued and outstanding                    23               23
         Common stock $.01 par value, 90,000,000
          shares authorized; 8,556,985 and 7,291,732
          shares issued and outstanding                    86               72
         Additional paid-in capital                   212,935          179,356
         Accumulated distributions in excess of
          earnings                                    (30,942)         (26,509)
                                                      _______          _______
                  Total stockholders' equity          182,102          152,942
                                                      _______          _______
                  Total liabilities and
                   stockholders' equity              $487,818         $439,141
                                                     ========         ========


                       FIRST WASHINGTON REALTY TRUST, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (dollars in thousands, except share data)


                                     For three months ended         Year Ended
                                         September 30,         %    December 31,
                                     1998              1997  Change    1997
                                     ______________________ _______ ____________
Revenues:
         Minimum rents               $14,707        $10,984    33.9%   $43,857
         Tenant reimbursements         3,360          2,499    34.5%     9,506
         Percentage rents                170            263   (35.3%)    1,060
         Other income                    326            370   (11.9%)    1,211
                                     _______         ______   _______  ________
                  Total revenues      18,563        $14,116    31.5%    55,634
                                     _______         ______   _______  ________

Expenses:
         Property operating
          and maintenance              4,254          3,452    23.2%    13,522
         General and administrative      857            611    40.3%     3,363
         Interest                      4,811          4,747     1.3%    18,416
         Depreciation and amortization 3,766          2,750    36.9%    11,172
                                     _______         ______   _______  ________
                  Total expenses      13,688         11,560    18.4%    46,473
                                     _______         ______   _______  ________

Income before gain on sale of
         properties,income (loss)
         from Management Company,
         extraordinary item,
         minority interest and
         distributions to
         Preferred Stockholders        4,875          2,556    90.7%     9,161

Gain on sale of properties               335              0     0.0%       549

Income (loss) from Management Company    (59)            77  (176.7%)      433
                                     _______         ______   _______  ________

Income before extraordinary item,
         minority interest
         and distributions to
         Preferred Stockholders        5,151          2,633    95.6%    10,143

Extraordinary item - Loss on early
         extinguishment of debt            0           (561) (100.0%)     (954)
                                     _______         ______   _______  ________

Income before minority interest and
         distributions to
         Preferrred Stockholders       5,151          2,072   148.6%     9,189

Income allocated to minority interest (1,116)          (339)  229.0%    (1,579)
                                     _______         ______   _______  ________

Income before distributions to
         preferred stockholders        4,035          1,733   132.9%     7,610

Distributions to preferred
         stockholders                 (1,410)        (1,410)    0.0%    (5,641)
                                     _______         ______   _______  ________

Income allocated to common
         stockholders                 $2,625           $323   712.7%     1,969
                                     =======         ======   =======  ========

Net Income  per Common
         Share - Basic                 $0.31          $0.06   415.6%     $0.35
                                     =======         ======   =======  ========

Net Income per Common
         Share - Diluted               $0.31          $0.06   419.5%     $0.34
                                     =======         ======   =======  ========

Shares of Common Stock, in
         thousands - Basic             8,506          5,396    57.6%     5,663
                                     =======         ======   =======  ========

Shares of Common Stock, in
         thousands - Diluted           8,560          5,471    56.5%     5,730
                                     =======         ======   =======  ========

Distributions per share              $0.4875        $0.4875     0.0%   $1.9500
                                     =======         ======   =======  ========


                          FIRST WASHINGTON REALTY TRUST
                         QUARTERLY HISTORY OF NET INCOME

                                                     1998
                               YTD
                             Actual  1st QTR  2nd QTR  3rd QTR  4th QTR  Total

Revenues:
________

  Minimum rents             $41,689  $12,928  $14,054  $14,707  $    0  $41,689
  Tenant reimbursements       9,847    3,088    3,399    3,360       0    9,847
  Percentage rents              925      396      359      170       0      925
  Other rents                   854      228      300      326       0      854
                            _______  _______  _______  _______  ______  ________
    Total revenues           53,315   16,640   18,112   18,563       0   53,315
                            _______  _______  _______  _______  ______  ________
Expenses:
________

  Property operating and
     maintenance             12,838    4,143    4,441    4,254       0   12,838
  General and administrative  2,709      837    1,015      857       0    2,709
  Interest                   14,782    4,851    5,120    4,811       0   14,782
  Depreciation of real
     estate assets           10,231    3,132    3,493    3,606       0   10,231
  Amortization of leasing
     costs                      456      133      163      160       0      456
                            _______  _______  _______  _______  ______  ________
    Total expenses           41,016   13,095   14,233   13,688       0   41,016
                            _______  _______  _______  _______  ______  ________

Income before income (loss)
     from Management Company 12,299    3,545    3,879    4,875      (0)  12,299
Gain on sale of property      2,018    1,683        0      335       0    2,018
Income (loss) from Management
     Company                    281      280       60      (59)      0      281
                            _______  _______  _______  _______  ______  ________

Net income before
     extraordinary item      14,598    5,508    3,939    5,151      (0)  14,598

Extraordinary item-loss
     on early extinguishment
     of debt                   (358)    (358)       0        0       0     (358)
                            _______  _______  _______  _______  ______  ________

Net income (loss) before
     distributions and
     minority interest (2)  $14,240   $5,150   $3,939  $ 5,151 $    (0) $14,240
                            =======  ======== =======  ======= ======= =========

Weighted Average Shares
     O/S - Basic            13,834    13,097   13,492   14,900       0   13,834

Stock Options                   78       101       83       54       0       78
                            _______  _______  _______  _______  ______  ________

Weighted Average Shares
     O/S - Dilutive         13,912    13,198   13,574   14,954       0   13,912
                           =======  ======== ========  =======  ======  ========

Net income per
     share - Basic         $  1.03   $  0.39  $  0.29  $  0.35  $ 0.00   $ 1.03
                           =======  ======== ========  =======  ======  ========

Net income per
     share - Diluted       $  1.02   $  0.39  $  0.29  $  0.34  $ 0.00   $ 1.02
                           =======  ======== ========  =======  ======  ========

RATIOS:
______

TR's as a % of O&M            76.7%    74.5%    76.5%    79.0%
Property O&M as a % of
     Revenues                 24.1%    24.9%    24.5%    22.9%
G&A as a % of revenues         5.1%     5.0%     5.6%     4.6%
Total Expenses as a% of
     Revenues                 29.2%    29.9%    30.1%    27.5%
EBITDA/Revenues
(excluding Management
 Company income)              70.8%    70.1%    69.9%    72.5%
EBITDA/Interest expense        2.6      2.5      2.5      2.8%


                                                     1997
                               YTD
                             Actual  1st QTR  2nd QTR  3rd QTR  4th QTR  Total

Revenues:
________

  Minimum rents             $43,857  $ 9,632  $10,275  $10,984 $12,966  $43,857
  Tenant reimbursements       9,506    2,123    2,108    2,499   2,776    9,506
  Percentage rents            1,060      328      245      263     224    1,060
  Other rents                 1,211      276      260      370     305    1,211
                            _______  _______  _______  _______  ______  ________
    Total revenues           55,634   12,359   12,888   14,116  16,271   55,634
                            _______  _______  _______  _______  ______  ________
Expenses:
________

  Property operating and
     maintenance             13,522    3,054    2,913    3,452   4,103   13,522
  General and administrative  3,363      858    1,282      611     612    3,363
  Interest                   18,416    4,372    4,556    4,747   4,741   18,416
  Depreciation of real
     estate assets           10,719    2,356    2,552    2,631   3,180   10,719
  Amortization of leasing
     costs                      453      105      104      119     125      453
                            _______  _______  _______  _______  ______  ________
    Total expenses           46,473   10,745   11,407   11,560  12,761   46,473
                            _______  _______  _______  _______  ______  ________

Income before income from
     Management Company       9,161    1,614    1,481    2,556   3,510    9,161
Gain on sale of property        549       45        0        0     504      549
Income from Management
     Company                    433      163      136       77      57      433
                            _______  _______  _______  _______  ______  ________

Net income before
     extraordinary item      10,143    1,822    1,617    2,633   4,071   10,143

Extraordinary item-loss
     on early extinguishment
     of debt                   (954)    (134)       0     (561)   (259)    (954)
                            _______  _______  _______  _______  ______  ________

Net income before
     distributions and
     minority interest (2)  $ 9,189   $1,688   $1,617  $ 2,072  $ 3,812 $ 9,189
                            =======  ======== =======  ======= ======= =========

Weighted Average Shares
     O/S - Basic            10,474     9,400    9,480   10,144  12,840   10,474

Stock Options                   67        51       69       75     101       67
                            _______  _______  _______  _______  ______  ________

Weighted Average Shares
     O/S - Dilutive         10,541     9,451    9,549   10,219  12,941   10,541
                           =======  ======== ========  =======  ======  ========

Net income per
     share - Basic         $  0.88   $  0.18  $  0.17  $  0.20  $ 0.30   $ 0.88
                           =======  ======== ========  =======  ======  ========

Net income per
     share - Diluted       $  0.87   $  0.18  $  0.17  $  0.20  $ 0.29   $ 0.87
                           =======  ======== ========  =======  ======  ========

RATIOS:
______

TR's as a % of O&M            70.3%    69.5%    72.4%     72.4%   67.7%    70.3%
Property O&M as a % of
     Revenues                 24.3%    24.7%    22.6%     24.5%   25.2%    24.3%
G&A as a % of revenues         6.0%     6.9%     9.9%      4.3%    3.8%     6.0%
Total Expenses as a% of
     Revenues                 30.4%    31.7%    32.5%     28.8%   29.0%    30.4%
EBITDA/Revenues
(excluding Management
 Company income)              69.6%    68.3%    67.5%     71.2%   71.0%    69.6%
EBITDA/Interest expense        2.1      2.0      1.9       2.1     2.4      2.1

                       FIRST WASHINGTON REALTY TRUST, INC.
                                 KEY STATISTICS


                                      AS OF        AS OF             AS OF
                                  SEPTEMBER 30, SEPTEMBER 30,     DECEMBER 31,
                                      1998         1997               1997
                                    _________    _________        ____________

PORTFOLIO INFORMATION:
______________________

Total square feet of retail
     properties                       5,564,514   4,059,347          4,992,770

No. of properties owned                      52          41                 49

Occupancy at end of period                 96.0%       95.1%              96.2%

Average population within three miles
     of properties                      106,000

FINANCIAL STATISTICS:

Interest coverage ration (EBITDA/
     Interest Expense)                      2.8         2.1                2.1

Total debt to total market
     capitalization ratio                  36.2%       36.8%              35.2%

Weighted average interest rate              7.8%        8.3%               7.9%

% of Fixed rate debt                       93.6%       93.7%              91.9%

% of Variable rate debt                     6.4%        6.3%               8.1%

Weighted average term to maturity
     of debt                                3.7 yrs

Weighted average term to maturity
     of debt-incl. int. rate
     protection                             6.1 yrs

Return on real estate investments
     (EBITDA/average undepreciated
     book value)                           10.6%       10.6%              10.2%

General & administrative expenses/
     total revenues                         4.6%        4.3%               6.0%

Recoveries as a percentage of
     operating and maintenance expenses    79.0%       70.9%              70.3%


OTHER INFORMATION:
__________________

Management ownership-common shares only     5.7%
Management ownership-fully diluted          3.1%
Management ownership-fully diluted          5.6%
     (including options)

Stock price at end of period:
     03/31/98                            $23.75
     12/31/97                            $27.50
     12/31/96                            $23.50
     12/31/95                            $18.13
     12/31/94                            $15.00

Classification of dividend payments-1997
     Ordinary income                       52.5%
     Capital Gains (20%)                    2.6%
     Return of Capital                     44.9%
                                          ------
                                          100.0%
                                          ------

                       FIRST WASHINGTON REALTY TRUST, INC.
               OTHER INFORMATION AND CAPITAL EXPENDITURES SUMMARY
                    (dollars in thousands, except share data)


                                      QUARTER     QUARTER              YEAR
                                      ENDED       ENDED                ENDED
                                      SEPT 30,    SEPT 30,          DECEMBER 31,
                                      1998        1997                 1997
                                      _________   _________         ____________
 OTHER QUARTERLY INFORMATION:

 Straight-line rental income               $403        $291              $1,337
 Recurring non-revenue generating
  capital expenditures                     $319         n/a                $798

 SUMMARY OF CAPITAL EXPENDITURES (YTD):

 Building expansions                       $538         n/a              $3,273
 Property renovations                       525         n/a               1,185
 Tenant improvements-Anchors                233         n/a               1,387
 Tenant improvements-Non anchors          1,863         n/a                 880
 Recurring non-revenue generating cap-ex    387         n/a                 798
                                       ________                          _______
 Subtotal                                 3,546                           7,523

 Leasing commissions-Anchors                142         n/a               1,019
 Leasing commissions-Non Anchors            765         n/a                 725
                                       ________                          _______
 Subtotal                                   907                           1,744
                                       ________                          _______
 Total capital expenditures              $4,453                          $9,267
                                       ========                          =======


                       FIRST WASHINGTON REALTY TRUST, INC.
                           SUMMARY OF OUTSTANDING DEBT


                                INTEREST     MATURITY          BALANCE (2)
PROPERTY           LENDER        RATE (1)     DATE         09/30/98     12/31/97
-----------------  ------------ ---------    ----------   --------     --------

FIXED RATE LOANS:

Allen St. &
 Stefko Boulevard   Nomura         8.40%      01/31/06      $5,842       $5,913

Bowie Plaza         Aid Assoc. for
                    Lutherans      6.64%      01/01/05       5,130            0

Broadmoor Apts(3)   Firstrust Bank                               0        3,826

Chesapeake Bagel
     Building       Citizens Bank  6.59%      07/01/01         735         735

City Avenue         Equitable Life
                    Insurance Co   8.13%      10/18/05       9,792       9,909

Cloppers Mill       Jackson National
                    Life           7.37%      03/21/06      13,951      14,132

Elkridge Corners    Provident
                    Mutual         6.82%      11/01/10       6,594           0

Festival at
 Woodholme          Aetna          9.83%      04/30/00      11,407      11,489

Firstfield          AAF Mutual Aid
                    Association    7.53%      12/01/05       2,452       2,472

Georgetown Shops(3) First National
                    Bank                                         0         411

Kings Park          Aid Assoc. for
                    Lutherans      7.93%      11/01/14       4,665       4,783

McHenry Commons     State Farm
                    Insurance      7.07%      03/01/99       6,428       6,643

Mallard Creek       Nationwide
                    Insurance      7.07%      02/10/99      11,538      11,823

Mitchellville       Nationwide
                    Insurance      7.21%      06/24/05      15,214      15,764

Northway Shopping
 Center             Crown Life
                    Inc. Co        7.94%      01/01/07       6,198       6,282

Northway Shopping
 Center             Crown Life
                    Inc. Co        8.80%      08/01/99       1,777       1,827

Parkville Shopping  Northern Life
 Center             Insurance      7.01%      03/01/08       3,478           0

Pheasant Hill       Nationwide
                    Insurance      7.19%      07/15/00       7,909       8,128

Potomac Plaza       Citizens Bank  7.03%      07/01/99       3,656       3,656

Riverside/Edge      Nationwide
                    Insurance      7.05%      07/10/99       2,415       2,505

Shoppes Of Kildaire Nationwide
                    Insurance      7.89%      05/31/06       7,626       7,774

Southside           Morgan Stanley 8.77%      08/01/05       7,946       7,999

Stonebrook          Nationwide
                    Insurance      7.22%      07/15/00       6,059       6,226

The Oaks            LaSalle Bank   7.39%      05/01/03       9,818      10,144

Valley Centre       Tal Hong &
                    Ki Kwang       7.75%      06/30/07         589         700

Various/UDRT        Lutheran
                    Brotherhood    8.76%      10/31/05      13,047      13,282

Various Properties  Nomura         8.92%      07/01/99      38,500      38,500
                                ---------    ---------   ---------    --------
Subtotal Mortgages                 7.99%                   202,766     194,925

Penn Station &
 Fox Mill           Exchangeable
                    Debentures     8.25%      06/27/99      25,000      25,000
                                ________                 _________   _________

          SUBTOTAL                 8.02%                   227,766     219,925
                                ---------                ---------   ---------
   % OF TOTAL DEBT:                                           93.6%       92.8%
                                                         _________   _________
VARIABLE RATE LOANS:

Ashburn Farms       First
                    National
                    Bank of
                    Md. L+1.5%     7.13%      01/01/01       6,660       6,730

Mayfair Shopping
 Center             Industrial
                    Revenue
                    Bonds  (4)     5.88%      06/24/10       6,870       7,075

Various properties
(line of credit)    Union Bank
                    of
                    Switzerland
                    L+1.0%         7.05%      02/01/01       2,000       3,300
                                ---------                ---------   ---------

SUBTOTAL                           6.80%                    15,530      17,105
                                ---------                ---------   ---------
                                                               6.4%        7.2%
                                                         _________   _________
TOTAL                              7.84%                  $243,296    $237,030
                                =========                =========   =========

(1) The effective interest rate includes the amortization of deferred financing costs and premiums over the terms of the respective loans.

(2)  Includes premiums on the assumption of mortgage debt.

(3)  Properties sold in first quarter 1998.

(4)  Includes a letter of credit enhancer fee of 2.0%.

SCHEDULE OF MATURITIES:    Principal     Amort of     Balloon
                           Curtailment   Premiums     Amount    Total      %
                           ------------  ---------   --------   -----    -------
         1998              $    759      $    440    $     0   $ 1,199    0.5%
         1999                 3,317         1,202     88,932    93,451   38.4%
         2000                 3,269           848     24,381    28,498   11.7%
         2001                 3,460           658      9,186    13,304    5.5%
         2002                 3,767           640          0     4,407    1.8%
         2003                 3,638           563      7,615    11,816    4.9%
         2004                 3,953           478          0     4,431    1.8%
         2005                 2,436           237     38,156    40,829   16.8%
         2006 +               8,558           623     36,180    45,361   18.6%
                           --------     --------- ---------- ---------  --------
         Totals             $33,157        $5,689   $204,450  $243,296  100.0%
                           ========     ========= ========== =========  ========

                       FIRST WASHINGTON REALTY TRUST, INC.
                             OTHER DEBT INFORMATION

         SUMMARY OF LINES OF CREDIT:
                                            UNION BANK   FIRST
                                             OF SWITZ    UNION        TOTAL
                                            ----------   -----       --------

         TOTAL COMMITMENT                  $45,000,000  $5,775,000  $50,775,000
         EXPIRATION DATE                      02/01/01    10/15/98
         COLLATERAL- # OF PROPERTIES                 6           1            7
         CURRENT AMOUNT OUSTANDING             $ 2,000           0      $ 2,000
         INTEREST RATE                         L + 1.0%    L + 2.0%

         SUMMARY OF INTEREST RATE PROTECTION AGREEMENTS:

         TYPE OF         NOTIONAL       PERIOD OF       DATE OF
         HEDGE           AMOUNT         CONTRACT        AGREE           STRIKE
         ----------      ----------     -----------     --------       --------
         CAP            $38,500,000  07/01/94-07/01/99  06/22/94         5.700%
         CAP             $6,200,000  01/01/96-01/01/01  12/29/95         9.000%
         SWAP           $38,500,000  07/01/96-07/01/99  12/19/95         5.090%
         FWD SWAP       $38,500,000  07/01/99-12/01/03  12/19/95         6.375%
         FWD SWAP       $20,000,000  03/01/99-03/01/04  08/01/97         6.438%
         FWD SWAP       $15,000,000  06/01/99-06/01/04  11/07/97         6.180%
         FWD SWAP       $24,000,000  05/01/00-05/02/05  01/12/98         5.855%

                       FIRST WASHINGTON REALTY TRUST, INC.
                              CAPITALIZATION TABLE

                             Sept 30,    Dec 31,    Dec 31,   Dec 31,    Dec 31,
                               1998       1997       1996      1995       1994
PREFERRED STOCK
Original issue             1,920,000   1,920,000  1,920,000 1,920,000  1,920,000
Issued for property
 purchases                   394,189     394,189    394,189   394,189          0
                           ---------   ---------   --------  --------  ---------
Total outstanding shares   2,314,189   2,314,189  2,314,189 2,314,189  1,920,000
                           =========   =========  ========= =========  =========
Common Equivalents at
 1.282051 conversion rate  2,966,908   2,966,908  2,966,908 2,966,908  2,461,538
                           =========   =========  ========= =========  =========

PREFERRED UNITS
Original issue for
 property purchases          352,000     352,000    352,000   352,000    352,000
Subsequently Issued for
 property purchases           77,147      77,147     67,609         0          0
                            --------    --------    -------   -------    -------
  Total outstanding units    429,147     429,147    419,609   352,000    352,000
                            ========    ========    =======  ========    =======
Common Equivalents at
 1.282051 conversion rate    550,188     550,188    537,960   451,282    451,282
                            ========    ========    =======   =======    =======
COMMON STOCK
Original issue             1,574,359   1,574,359  1,574,359 1,574,359  1,574,359
Subsequent public
 offerings                 6,403,393   5,253,393  3,183,393 1,528,393          0
Private offerings             85,562      85,562          0         0          0
Exercise of stock options      5,875       2,956          0         0          0
Restricted stock grants      110,762      99,664     84,280         0          0
Unrestricted stock grants    210,780     200,000     66,666    66,666          0
Exchange of partnership
 units                       166,254      75,798     37,547    20,131          0
                          ----------  ----------  --------- ---------  ---------
Total outstanding shares   8,556,985   7,291,732  4,946,245 3,189,549  1,574,359
                          ==========  ==========  ========= =========  =========
COMMON UNITS
Original issue               347,056     347,056    347,056   347,056    347,056
Subsequent property
 purchases                 2,696,026   1,849,831    472,851    95,877          0
Exchange of partnership
 units                      (166,254)    (75,798)   (37,547)  (20,131)         0
                          ----------   ---------   --------  --------   --------
Total outstanding units    2,876,828   2,121,089    782,360   422,802    347,056
                            ========    ========   ========  ========   ========
Total common share
 equivalents-basic        14,950,909  12,929,918  9,233,473 7,030,541  4,834,235
Conversion of
 Exchangeable Debentures   1,282,051   1,282,051  1,282,051 1,282,051  1,282,051
                          ----------  ----------  --------- ---------  ---------
Total common share
 equivalents-diluted      16,232,960  14,211,969 10,515,524 8,312,592  6,116,286
                          ==========  ========== ========== =========  =========
Market capitalization
 (in 000's):
Equity capitalization
 based on closing stock
 price                      $385,533    $390,829   $247,115  $150,666    $91,744
Outstanding debt
(with Debentures as
 equity)                     218,296     212,030    167,047   116,182     89,858
                          ----------   ---------   --------  --------    -------
Total market
 capitalization             $603,829    $602,859   $414,162  $266,848   $181,602
                          ==========   ==========  ========  ========   ========
Debt to total market
 capitalization                36.2%       35.2%      40.3%     43.5%      49.5%
                          ==========   ==========  ========  ========   ========
Closing stock  price          $23.75      $27.50     $23.50    $18.13     $15.00
                          ==========   ==========  ========  ========   ========

                       FIRST WASHINGTON REALTY TRUST, INC.
                                1998 ACQUISITIONS

                                                      All-in    Projected
Date     Property                         Land Year   Costs     NOI
Acquired Name      Location       S.F.    Area Built (in 000's) Yield  Occupancy
         --------  -------------  -----   ----------  --------  ------ ---------
01/98    Bowie
         Plaza     Bowie, MD      104,836 10.8 1966  $12,135 (2) 10.3%   98.3%

03/98    Watkins
         Park
         Plaza     Mitchellville,
                   MD             112,143 12.8 1985   14,662     10.2%   98.7%

04/98    Parkville
         Shopping
         Center    Baltimore, MD  140,925 12.7 1961    8,388 (2) 10.8%  100.0%

06/98    Elkridge
         Corners   Baltimore, MD   73,529  8.4 1990    8,873 (2) 10.0%   97.8%

06/98    Village
         Center    Richmond, VA   110,885 11.7 1948   13,305 (2) 10.0%   99.4%
                                  -------            -------    -----
                  Totals          542,318            $57,363    10.2%
                                  =======            =======    =====

(2) These acquisitions were structured as contribution to First Washington Realty Limited Partnership (FWRLP) in exchange for operating units of FWRLP.


         Property
         Name                           Anchor Tenant (lease expiration)
         -------------                  --------------------------------

         Bowie Plaza                    Giant (2002), CVS (2003)

         Watkins Park Plaza             Safeway (2007), CVS (2001)

         Parkville Shopping Center      A&P Superfresh (2003),Rite Aid (2001)

         Elkridge Corners               A&P Superfresh (2015), Rite Aid (2005)

         Village Center                 Ukrop's Super Market (2019), CVS (2003)



Note:The Company sold its two multi-family properties in March 1998 for $8,050,000 and one of the Georgetown properties for $750,000 . Net proceeds of $4,200,000 were used to acquire Watkins Park Plaza in a Section 1031 tax free exchange.

                        FIRST WASHINGTON REALTY TRUST INC
                             PROPERTY SUMMARY TABLE


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location     GLA      (Acres)  Built Acquired  09/30/98  12/31/97
-------------------------------------------------------------------------------
MARYLAND:-

Bowie Plaza   Bowie, MD    104,836   10.8    1966  1998      98.3%    100.0%

Bryans Road
 Shopping
 Center       Bryans Road,
               MD          118,676   11.8    1972  1990      89.2%     86.7%
Capital
 Corner
 Shopping
 Center       Landover, MD  42,625    4.1    1987  1987     100.0%     91.6%

Clinton
 Square
 Shopping
 Center       Clinton, MD   18,961    2.0    1979  1984      68.7%     68.7%

Cloppers
 Mills        Germantown,
               MD          137,035   14.2    1995  1996     100.0%     98.2%
Elkridge
 Corners      Baltimore,
               MD           73,529    8.4    1990  1998     100.0%     97.8%

Festival at
 Woodholme    Baltimore,
               MD           81,027    7.1    1986  1995     100.0%    100.0%
Firstfield
 Shopping
 Center       Gaithersburg,
               MD           22,327    2.4    1978  1995     100.0%    100.0%
Mitchellville
 Plaza        Mitchellville,
               MD          155,674   14.5    1991  1997      97.3%     98.6%
Northway
 Shopping
 Center       Millersville,
               MD           98,016    9.6    1987  1996      93.1%    100.0%
P.G. County
 Commercial
 Park         Beltsville,
               MD          146,422    9.7    1988  1985      95.6%     98.0%
Parkville
 Shopping
 Center (1)   Baltimore,MD 140,925   12.7    1961  1998      99.1%    100.0%

Penn Station
 Shopping
 Center (2)   District
               Heights,MD  334,970   22.5    1989  1987      96.3%     98.4%

Rosecroft
 Shopping
 Center       Temple Hills,
               MD          119,010    8.3    1963  1985      79.3%     87.4%

Southside
 Marketplace  Baltimore,
               MD          126,646    9.1    1990  1996      84.7%     88.2%

Takoma Park   Takoma Park,
               MD          108,168    9.8    1960  1996      90.5%     88.8%

Valley Centre Owings Mills,
               MD          251,928   33.0    1987  1994      97.5%     99.0%

Watkins Park
 Plaza        Mitchellville,
               MD          112,143   12.8    1985  1998      96.5%     98.7%
                         ---------
                         2,192,918
                         ---------
                              39.4%
                         ==========


Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Bowie Plaza                          Giant (2002), CVS (2003)
Bryans Road Shopping Center          Safeway (2014), CVS (2001)
Capital Corner Shopping Center
Clinton Square Shopping Center
Clopper's Mill                       Shoppers Food Warehouse (2015), CVS (2006
Elkridge Corners                     A&P Superfresh (2003), Rite Aid (2001)
Festival at Woodholme                Sutton Place (2006)
Firstfield Shopping Center
Mitchellville Shopping Center        Food Lion (2016)
Northway Shopping Center             Metro Foods (2007), Rite Aid (1999)
P.G. County Commercial Park
Parkville Shopping Center (1)        A&P Superfresh (2003), Rite Aid (2001)
Penn Station Shopping Center (2)     Safeway (n/a), Service Merchandise (2006)
Rosecroft Shopping Center            Food Lion (2015)
Southside Marketplace                Metro Foods (2016), Rite Aid (2001)
Takoma Park                          Shoppers Food Warehouse (2011)
Valley Centre                        Weis Markets (2002), TJ Maxx (2007),
                                     Sony Theatres (2005)
Watkins Park Plaza                   Safeway (2007), CVS (2001)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  09/30/98  12/31/97
-------------------------------------------------------------------------------

VIRGINIA:-

Ashburn Farm
 Village
 Center       Ashburn,VA     88,917  10.2    1996   1997      100.0%    100.0%

Brafferton
 Center       Garrisonville,
               VA            94,731   9.4    1974   1994       97.9%     94.2%

Centre Ridge
 Marketplace  Centreville,
               VA           104,154  10.9    1996   1996       98.8%    100.0%

Chesapeake
 Bagel
 Building     Alexandria,
               VA            11,288   0.1    1800's 1983      100.0%    100.0%

Davis Ford
 Crossing     Manassas,VA   149,917  20.8    1988   1994       91.1%     95.2%

Four Mile
 Fork Shopping
 Center       Fredericksburg,
               VA           101,360  10.3    1975   1997       88.6%     84.6%

Fox Mill
 Shopping
 Center       Reston, VA    103,269  14.0    1977   1994       98.1%     96.1%

Glen Lea
 Shopping
 Center       Richmond,VA    77,603   9.2    1969   1995      100.0%    100.0%

Hanover
 Village
 Shopping
 Center       Mechanicsville,
               VA            96,146   9.5    1971   1995       98.3%     98.3%

Kings Park    Burke, VA      78,712   8.6    1966   1996       88.6%    100.0%

Laburnum Park Richmond, VA  113,992   9.3    1988   1995       98.7%    100.0%

Laburnum
 Square (3)   Richmond, VA  109,405  11.4    1975   1995       94.1%     95.4%

Potomac Plaza Woodbridge,VA  85,400   5.4    1963   1986       94.2%     88.3%

Village
 Center       Richmond, VA  110,885  11.7    1948   1998       99.0%     99.4%
                          ---------
                          1,325,779
                          ---------
                               23.8%
                          =========



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Ashburn Farm Village Center          A&P Superfresh (2016)
Brafferton Center                    Giant Food (2009)
Centre Ridge Marketplace             A&P Superfresh (2016), Sears Paint &
                                      Hardware (2007
Chesapeake Bagel Building
Davis Ford Crossing                  Weis Markets (2010), CVS (2000)
Four Mile Fork Shopping Center       Safeway (2000), CVS (2001)
Fox Mill Shopping Center             Giant Food (2016)
Glen Lea Shopping Center             Winn Dixie (2005), Eckerd Drug (2000)
Hanover Village Shopping Center      Rack 'N Sack (2008), Rite Aid (2003)
Kings Park                           Giant (2013), CVS (2003)
Laburnum Park                        Ukrops Supermarket (n/a), Rite Aid (2007)
Laburnum Square (3)                  Hannaford Brothers Supermarket (2013),
                                      CVS (1999)
Potomac Plaza
Village Center                       Ukrop's Super Market (2019), CVS (2003)

                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  09/30/98  12/31/97
-------------------------------------------------------------------------------

PENNSYLVANIA:-

Allen Street  Allentown,PA   46,503    4.1  1958       1996    98.1%      95.5%

City Avenue
 Shopping
 Center       Philadelphia,
               PA           161,454   12.2  1950-60's  1997    97.1%      95.0%

Colonial
 Square
 Shopping
 Center       York, PA       29,208    2.9  1955       1990    89.6%      89.0%

Kenhorst
 Plaza
 Shopping
 Center       Kenhorst,PA   161,424   19.2  1990       1995    97.5%      98.0%

Mayfair
 Shopping
 Center       Philadelphia,
               PA           115,027    5.7  1988       1994    99.0%     100.0%

Newtown
 Square
 Shopping
 Center       Newtown
               Square, PA   137,566   14.4  1960-70's  1996    99.1%      98.0%

Stefko
 Boulevard
 Shopping
 Center       Bethlehem,PA  135,864   10.3  1958-60-75 1996    95.1%      98.8%
                            -------
                            787,046
                            -------
                               14.1%
                            =======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Allen Street                         Lanecor (2003), Eckerd Drug (2004)
City Avenue Shopping Center          Acme Supermarkets (1999), Eckerd
                                      Drug (1999), T.J. Maxx (2001)
Colonial Square Shopping Center      Minnichs Pharmacy (1999)
Kenhorst Plaza Shopping Center       Redners (2009), Rite Aid (2000), Sears
                                      Paint & Hardware (2007)
Mayfair Shopping Center              Shop 'N Bag Supermarket (2013), Eckerd
                                      Drug (2006)
Newtown Square Shopping Center       Acme Supermarkets (2014),Eckerd Drug (1999)
Stefko Boulevard Shopping Center     Laneco (2003)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  09/30/98  12/31/97
-------------------------------------------------------------------------------

ILLINOIS:-

McHenry
 Commons      McHenry, IL    100,526  11.5   1988     1997     98.0%     98.6%

Mallard Creek Round Lake
               Beach, IL     143,759  14.9   1987     1997     94.6%     98.9%

Pheasant Hill
 Plaza        Bolingbrook,IL 111,190  14.4   1983     1997     98.9%    100.0%

Riverside
 Square/
 River's Edge Chicago, IL    169,435  17.7   1986     1997     94.6%     90.0%

Stonebrook
 Plaza        Merrionette
               Park, IL       95,825   8.1   1984     1997    100.0%     95.3%

The Oaks      Des Plaines,IL 138,274  16.7   1983     1997    100.0%     92.2%
                             -------
                             759,009
                             -------
                                13.6%
                             =======

Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

McHenry Commons                      Dominick's Finer Foods (2018)
Mallard Creek                        Dominick's Finer Foods (2008)
Pheasant Hill Plaza                  Dominick's Finer Foods (2005)
Riverside Square/River's Edge        Dominick's Finer Foods (2017)
Stonebrook Plaza                     Dominick's Finer Foods (2005)
The Oaks                             Dominick's Finer Foods (2017)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  09/30/98  12/31/97
-------------------------------------------------------------------------------

DELAWARE:-

First State
 Plaza        New Castle,DE  164,569  21.0   1988    1994      95.6%    100.0%

Shoppes of
 Graylyn      Wilmington,DE   65,746   5.0   1971    1997      97.7%     97.7%
                            --------
                             230,315
                            --------
                                 4.1%
                            ========



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

First State Plaza                    Shop Rite Supermarket (2009), Cinemark
                                      USA (2011)
Shoppes of Graylyn                   Rite Aid (2016)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  09/30/98  12/31/97
-------------------------------------------------------------------------------

NORTH CAROLINA:-

Shoppes of
 Kildaire     Cary, NC       148,204  14.0   1986    1986      99.5%    100.0%
                             -------
                             148,204
                             -------
                                 2.7%
                             =======


Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Shoppes of Kildaire                  Winn Dixie (2006)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  09/30/98  12/31/97
-------------------------------------------------------------------------------

SOUTH CAROLINA:-

James Island
 Shopping
 Center       Charleston,SC  88,557   6.5    1967   1990     100.0%      98.9%
                             ------
                             88,557
                             ------
                                1.6%
                             ======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

James Island Shopping Center          Piggly Wiggly (2010), Kerr Drug (2002)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  09/30/98  12/31/97
-------------------------------------------------------------------------------

WASHINGTON D.C.:-

The Georgetown
 Shops  (4)   Washington,DC  13,152  0.3     Late
                                             1800's 1981-1989 100.0%   100.0%

Connecticut
 Avenue Shops Washington,DC   3,000  0.1     1954   1986      100.0%   100.0%

Spring Valley
 Shopping
 Center       Washington,DC  16,834  0.9     1930   1997      100.0%   100.0%
                             ------
                             32,986
                             ------
                                0.6%
                             ======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

The Georgetown Shops (3)
Connecticut Avenue Shops
Spring Valley Shopping Center        CVS (1999)

Total/Average            5,568,514 543.3                       96.0%    96.2%
                         ========= =====                       ====     ====
                             100.0%
                         =========


(1) Includes Safeway (50,000 sq.ft) and Bowling alley (40,000 sq.ft) pad sites owned by others.
(2) Includes Ukrops Supermarket (49,000 sq.ft ) pad site not owned by the Company.
(3) Represents three (3) historic retail shops all clustered in close proximity in the central shopping district in Georgetown, Washington D.C.

                      FIRST WASHINGTON REALTY TRUST, INC.
                               TENANT INFORMATION



TOP 20 TENANTS BY BASE RENT

                                                                   % of
                                   Number      Annualized        Aggregate
                       GLA           Of         Minimum          Anualized
Tenant               (Sq Ft.)    Properties       Rent         Minimum Rents
____________________ ________   ____________   ___________    _______________

 1.  Safeway /
     Dominick's       577,090      10          5,186,369           9.09%
 2.  Richfood /
     Shoppers Food /
     Metro Foods /
     Rack 'N Sack     261,565       5          2,151,067           3.77%
 3.  A&P Superfresh   170,489       4          1,549,330           2.71%
 4.  Blockbuster
     Video             54,149       9            933,625           1.64%
 5.  Rite Aid          87,754       8            816,658           1.43%
 6.  CVS/Pharmacy     113,430      10            811,000           1.42%
 7.  Fashion Bug       73,273       9            804,832           1.41%
 8.  Weis Markets      94,960       2            786,200           1.38%
 9.  Food Lion         78,100       2            677,500           1.19%
 10. Sears Paint &
     Hardware          65,816       3            669,596           1.17%
 11. Giant Food       143,268       4            650,240           1.14%
 12. First Union Bank  17,643       7            587,921           1.01%
 13. Ukrops            88,003       2            545,564           0.96%
 14. T.J. Maxx         54,686       2            500,211           0.88%
 15. Acme Markets      86,226       2            500,000           0.88%
 16. Winn Dixie        79,000       2            481,500           0.84%
 17. Shop Rite
     Supermarket       57,333       1            458,552           0.80%
 18. Eckerd Drug       45,572       5            431,191           0.76%
 19. Hollywood Video   22,366       3            424,520           0.74%
 20. Render's
     Supermarket       52,070       1            416,560           0.73%
                    ---------                 ----------         -------

     TOTAL          2,222,972                 19,382,436          33.95%
                    =========                 ==========         =======

     TENANT MIX          S.F.                  BASE RENT
                     --------                   --------

     ANCHOR (1)         41.9%                      30.2%

     NON-ANCHOR         58.1%                      69.8%
                     --------                   --------
                       100.0%                     100.0%
                     ========                   ========



(1) Anchor tenants are defined as Supermarkets, Drug Stores and any tenant in excess of 35,000 Sq. Ft.

                       FIRST WASHINGTON REALTY TRUST, INC.
                                LEASE EXPIRATIONS
                            AS OF SEPTEMBER 30, 1998


                                                            Percent   Average
                                                            of Total  Annual
        Number    Future     Percent of Total   Annualized Annualized Minimum
          Of      GLA In     GLA Represented      Minimum    Minimum  Rent per
Year    Leases  Square Feet  By Expiring Leases     Rent      Rent   Square Foot
____   _______  ___________  __________________  _________ _________ ___________
                (in 000's)                       (in 000's)


1998        75       158          3.1%           $1,739        3.0%     $11.01

1999       167       482          9.5%            5,306        9.1%      11.01


2000       178       484          9.5%            5,728        9.9%      11.83


2001       183       551         10.9%            6,865       11.8%      12.46


2002       137       392          7.7%            5,408        9.3%      13.80


2003       143       582         11.5%            6,901       11.9%      11.86


2004        27        98          1.9%            1,307        2.2%      13.34


2005        41       350          6.9%            4,133        7.1%      11.81


2006        42       263          5.2%            3,483        6.0%      13.24


2007        27       314          6.2%            3,267        5.6%      10.40


Thereafter  62     1,399         27.6%           13,962       24.1%       9.98
         -----     -----        ------          -------      ------     ------
Total    1,082     5,073        100.0%          $58,199      100.0%     $11.45
         =====     =====        ======          =======      ======     ======


                      FIRST WASHINGTON REALTY TRUST, INC.
                              INVESTOR INFORMATION

Contacts:         Stuart D.Halpert    301-907-7800 or 301-961-1866
                  Jim Blumenthal      301-907-7800 or 301-961-1862
                                      E-mail: jblumenthal@firstwash.com

Company address:  4350 East-West Highway   Suite 400
                  Bethesda, Maryland  20814

Research Coverage:

BT Alex. Brown                           Kevin Comer         212-250-5941
Friedman, Billings, Ramsey & Co.         Charles Post        703-312-9616
Tucker Anthony                           Jeffrey Caira       617-725-2058
CIBC Oppenheimer                         Jeffrey Olson       212-667-8116
Raymond James & Associates               Mark Foushee        813-573-3800
Paine Webber                             Gary Boston         212-713-4765

Ticker Symbol:

Common shares                FRW
Preferred Shares             FRW pr

Quarterly Results:

The company plans to announce quarterly results according to the following schedule:

                           4Q 1998                   February 8, 1999
                           1Q 1999                   April 26, 1999

Transfer Agent:            American Stock Transfer & Trust Co.

Auditor:                   PricewaterhouseCoopers

Counsel:                   Latham & Watkins